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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of MKS Instruments, Inc. (the "Company") for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Leo Berlinghieri, President and Chief Executive Officer of the Company, and Ronald C. Weigner, Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 9, 2005                 /s/ Leo Berlinghieri
                                        ----------------------------------------
                                        Leo Berlinghieri
                                        President and Chief Executive Officer


Dated: November 9, 2005                 /s/ Ronald C. Weigner
                                        ----------------------------------------
                                        Ronald C. Weigner
                                        Vice President and Chief Financial
                                        Officer


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